SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 16, 2006

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 16, 2006, Central European Distribution Corporation (the “Company”) issued a press release and filed a related Form 8-K (the “Form 8-K”) announcing that its board of directors has approved a three-for-two stock split of the Company’s common stock for holders of record as of May 29, 2006. The stock split will be effected in the form of a common stock dividend of one share of the Company’s common stock for every two outstanding shares of the Company’s common stock. A copy of this press release is incorporated by reference to the Form 8-K as Exhibit 99.1. In accordance with Rule 416 of the Securities Act of 1933, as amended, the number of shares of the Company’s common stock registered under the Registration Statements on Form S-3 (File No. 333-129073) and Form S-8 (File No. 333-108085) will be proportionately adjusted to give effect to the stock split.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release (incorporated by reference to Exhibit 99.1 of the Company’s Form 8-K filed on May 16, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: May 26, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release (incorporated by reference to Exhibit 99.1 of the Company’s Form 8-K filed on May 16, 2006).